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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2006

                         Hampton Roads Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

             Virginia                   005-62335             54-2053718
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   (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)              File Number)       Identification No.)

             999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (757) 217-100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

         On October 26, 2006, Hampton Roads Bankshares, Inc. issued a press release announcing a dividend payable during the fourth quarter of 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

(d)    Exhibits:

EXHIBIT NO.    EXHIBIT TITLE
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99.1           Press release issued October 26, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Hampton Roads Bankshares, Inc.


Date:  October 26, 2006                           By: /s/ Jack W. Gibson
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                                                      Jack W. Gibson
                                                      President and
                                                      Chief Executive Officer